                                                                  Exhibit 10.9


                               FIRST AMENDMENT TO
                         PURCHASE AND SALE AGREEMENT



Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omitted text has been marked with a bracketed asterisk ("[*]") and has been filed separately with the Securities and Exchange Commission.

                   FIRST AMENDMENT TO PURCHASE AND SALE  AGREEMENT


     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT is entered into on April 25, 1999 ("First Amendment") by and among Bruce Barbera and William Osenton ("Sellers") and Prism Mortgage Company ("Purchaser").


                                 W I T N E S S E T H:

     WHEREAS, on July 23, 1998, Purchaser entered into that certain Purchase and Sale Agreement dated as of July 23, 1998 (the "Purchase Agreement") with Bruce Barbera and William Osenton (together, the "Sellers"), pursuant to which Purchaser has agreed to purchase all of the shares of Pacific Guarantee Mortgage Corporation ("PGM");

     WHEREAS, upon consummation of the transactions contemplated by the Purchase Agreement, Purchaser was the sole shareholder of PGM;

     WHEREAS, Robert Siefert ("Siefert") has served as a branch operator of PGM and has agreed to continue to do so and in connection therewith has agreed to perform certain other tasks thereunder;

     WHEREAS, pursuant to the Purchase Agreement the Sellers each received "Additional Consideration" as defined therein;

     WHEREAS, in recognition of Siefert's unique and substantial contributions as branch operator and as a further incentive to compensate Siefert for his efforts on behalf of PGM which Sellers acknowledge is of benefit to Sellers and Purchaser, Sellers have offered to amend the Purchase Agreement to relinquish and reduce a portion of the Additional Consideration payable to Sellers so as to allow Purchaser to give the Additional Compensation to Siefert for his employment as a branch operator.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

          SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Purchase Agreement.

     SECTION 2. AMENDMENTS TO PURCHASE AGREEMENT. The Purchase Agreement is hereby amended as set forth below.

          2.1 Section 3.2(i) shall be deleted in its entirety and the following inserted in lieu thereof:

               (i) SELLERS. At the time of an IPO or Sale of Purchaser, the Sellers will be entitled to receive the "Seller's Additional Stock Consideration" consisting of additional stock in the case of an IPO or a sale of all or substantially all of the assets, or stock, or at the option of the Purchaser, stock appreciation rights (the dollar equivalent value of the stock) in Purchaser in the case of a sale of 80% or more of the stock of Prism, in an amount to be determined by the following formula:

    Value of Stock or                         PGM Net Income
Appreciation Rights to be =  [*]      x  --------------------- x [*]%
   received by Sellers                            [*]


          By way of example, if Purchaser completes an IPO for [*] and at the time of the offering, [*] and PGM Net Income was $22,500,000, Sellers Additional Consideration would be computed as follows:

   $[*]         -  $[*]              $22,500,000       [*]%  =    $[*]
   -----------                    x                x
     [*]%                             [*]

   $[*]                                           [*]% of Purchaser Stock
   ------------------------------------------- =  after offering
   $[*]

               Alternatively, if there is a Sale of Purchaser, i.e. if there is a sale of all or substantially all of the assets or eighty percent (80%) or more of the Stock in a private sale, [*] and, at the time of the sale, [*] and PGM Net Income was $22,500,000, Sellers Additional Consideration would be computed as follows:

$[*]               $22,500,000      [*]%  =    $[*]
               x                x
                    [*]

$[*]                                               [*]% of Purchaser
------------------------------------------- =      Post-Sale Stock
$[*]

          For purposes of this calculation, PGM Net Income and [*] will be determined on a trailing twelve-months basis.

          Allocation of the [*]% Additional Consideration to each individual Seller will be on the basis of shares of PGM sold.

          An additional [*]% of "Additional Compensation" computed on the basis of Sellers' Additional Compensation shall be allocated to Robert Siefert as provided in that certain Additional Compensation Agreement attached hereto and made a part hereof as Exhibit E.

          2.2 Exhibit E attached hereto and made a part hereof shall be affixed to and be deemed to be Exhibit E to the Purchase Agreement.

     SECTION 3. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Purchase Agreement shall remain in full force and effect, and, as so amended, is hereby acknowledged, confirmed and ratified in all respects.

     SECTION 4. CONSTRUCTION AND INTERPRETATION OF THIS FIRST AMENDMENT. The terms and provision of this Amendment shall be governed by the provisions, including without limitation the construction, arbitration and choice of law provisions, set forth in Section 12 of the Purchase Agreement, which terms are expressly incorporated herein by this reference thereto.

     SECTION 5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

------------------------------------------------------------------------------
PURCHASER:                                   SELLERS:

PRISM MORTGAGE COMPANY,
an Illinois corporation
                                             /s/ William Osenton
                                             ---------------------
                                             William Osenton
By: /s/ David Fisher
    ----------------------
Its: Senior Vice President
    ----------------------

                                             /s/ Bruce Barbera
                                             ---------------------
                                             Bruce Barbera

                                  CONSENT OF SPOUSE


     I am the spouse of the Seller, Bruce Barbera, and hereby join in the execution of this First Amendment to evidence my knowledge of its existence and acknowledgment that I understand and agree to the provisions of this First Amendment and that I desire to bind to the performance of this First Amendment my interest, if any, in any shares of any securities of Prism in which the Seller may receive an interest in connection with the transactions.
Accordingly, I agree that my community property interest, if any, in such securities of Purchaser in which the Seller may receive any interest in connection with the transactions shall be bound by this First Amendment and that such consent is binding upon my executors, administrators, heirs and assigns. I acknowledge that the foregoing is not intended to, and shall not be construed as, conferring or creating in me any interest in any securities of Prism which the Seller may receive in connection with the transactions. I hereby acknowledge that I have been afforded the opportunity to have this First Amendment and this Consent reviewed by a counsel of my own choosing.


                                                /s/ Bettye Becker Barbera
                                                -------------------------
                                                Bettye Becker Barbera

                                  CONSENT OF SPOUSE


     I am the spouse of the Seller, William Osenton, and hereby join in the execution of this First Amendment to evidence my knowledge of its existence and acknowledgment that I understand and agree to the provisions of this First Amendment and that I desire to bind to the performance of this First Amendment my interest, if any, in any shares of any securities of Prism in which the Seller may receive an interest in connection with the transactions.
Accordingly, I agree that my community property interest, if any, in such securities of Purchaser in which the Seller may receive any interest in connection with the transactions shall be bound by this First Amendment and that such consent is binding upon my executors, administrators, heirs and assigns. I acknowledge that the foregoing is not intended to, and shall not be construed as, conferring or creating in me any interest in any securities of Prism which the Seller may receive in connection with the transactions. I hereby acknowledge that I have been afforded the opportunity to have this First Amendment and this Consent reviewed by a counsel of my own choosing.


                                              /s/ Francine M. Osenton
                                              -------------------------
                                              Francine M. Osenton